UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2013

BANC OF CALIFORNIA, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 236-5211

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 8, 2013, Banc of California, Inc. (the “Company”), issued its earnings release covering operating results for the three and nine months ended September 30, 2013. The earnings release is attached to this Current Report on Form 8-K as Exhibit 99.1

The Company will be hosting a conference call at 8:00 a.m. PST (11:00 a.m. EST) on November 8, 2013 to discuss its operating results and other matters. Information on how to access the conference call is provided in the press release attached hereto as Exhibit 99.1.

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2013, the Company announced the appointment of Steven A. Sugarman, age 38, as President of the Company and President and Chief Executive Officer of Banc of California, National Association, a national banking association and wholly owned subsidiary of the Company (the “Bank”), effective November 6, 2013.  Mr. Sugarman will also continue to serve as Chairman of the Bank and Chief Executive Officer and a director of the Company.  The appointment occurred concurrently with the resignation of Robert M. Franko as President of the Company and President and Chief Executive Officer and a director of the Bank.

In connection with Mr. Franko’s resignation, Mr. Franko entered into a Separation and Settlement Agreement with the Company and the Bank on November 6, 2013 (the “Agreement”) that provides the terms and conditions relating to Mr. Franko’s resignation.  The Agreement provides that Mr. Franko will receive $200,000 as a bonus for his service to the Company and the Bank in 2013.  In addition, 4,789 restricted shares of Company voting common stock held by Mr. Franko will be cancelled in exchange for a payment from the Company of $50,000 and the remaining restricted shares of Company voting common stock held by Mr. Franko will be cancelled.  The Company will also reimburse Mr. Franko for certain legal expenses.  The Agreement further provides that Mr. Franko will be subject to certain non-solicitation restrictions immediately following the resignation date and perpetual confidentiality restrictions.  The Agreement includes a release of all claims against the Company and the Bank and their respective subsidiaries and affiliates by Mr. Franko and a mutual nondisparagement provision.  A copy of the Agreement is attached to this report as Exhibit 99.2 and incorporated by reference herein.

Item 8.01.                      Other Events.

On November 8, 2013 the Company issued a press release announcing Mr. Sugarman’s election as President of the Company and President and Chief Executive Officer of the Bank and Mr. Franko’s resignation.  A copy of the press release is attached to this report as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 8, 2013.
99.2	Separation and Settlement Agreement, dated as of November 6, 2013, by and among Banc of California, Inc., Banc of California, National Association and Robert M. Franko.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Banc of California, Inc.

Date: November 8, 2013	By:	/s/ Richard Herrin
Name: Richard Herrin
Title: Executive Vice President
Chief Administrative Officer and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 8, 2013.
99.2	Separation and Settlement Agreement, dated November 6, 2013, by and among Banc of California, Inc., Banc of California, National Association and Robert M. Franko.